UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 5, 2007

CHARYS HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	018292	54-2152284
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1117 PERIMETER CENTER WEST, SUITE N415
ATLANTA, GEORGIA  30338
(Address of principal executive offices)

(678) 443-2300
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On March 5, 2007, Charys Holding Company, Inc. (the “Company”) issued a press release announcing that its recently acquired subsidiaries, the Cotton Companies, secured and deployed resources on new restoration projects for clean up of industrial and health care facilities damaged by recent storm activity in and around Dumas, Arkansas.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                           Press Release dated March 5, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARYS HOLDING COMPANY, INC.

Date: March 20, 2007	By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr.
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 5, 2007.